UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

APRIL 22, 2021

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2200 S. Utica Place, Suite 150, Tulsa Oklahoma 74114

(Address of Principal Executive Offices)       (Zip Code)

Registrant’s telephone number, including area code:   (539) 444-8002

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	EMPR	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) On April 22, 2021, the Board of Directors of Empire Petroleum Corporation, a Delaware corporation (the “Corporation”), dismissed HoganTaylor LLP (“HoganTaylor”) as the Corporation’s independent registered public accounting firm.

The reports of HoganTaylor on the financial statements for the years ended December 31, 2020 and 2019 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle, other than, in the years ended December 31, 2020 and 2019, to include an explanatory paragraph regarding substantial doubt as to the Corporation’s ability to continue as a going concern.

During the years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through April 22, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304) with HoganTaylor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of HoganTaylor would have caused HoganTaylor to make reference thereto in its reports on the Corporation’s financial statements for such years. During the years ended December 31, 2020 and 2019 and the subsequent interim period through April 22, 2021, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness identified as of December 31, 2020 in the Corporation’s internal control over financial reporting related to ineffective design and maintenance of controls to verify the proper presentation and disclosure of the interim and annual consolidated financial statements.

Pursuant to Item 304(a)(3) of Regulation S-K, the Corporation provided HoganTaylor with a copy of the disclosures it is making herein and requested that HoganTaylor furnish the Corporation with a letter addressed to the SEC stating whether HoganTaylor agrees with the above statements. A copy of such letter, dated April 27, 2021, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On April 27, 2021, the accounting firm of Moss Adams LLP (“Moss Adams”) was engaged by the Board as the Corporation’s new independent registered public accounting firm to perform independent audit services for the Corporation for the fiscal year ending December 31, 2021 (including regarding the Corporation's quarterly period ending March 31, 2021), effective immediately.

During the fiscal years ended December 31, 2020 and December 31, 2019 and through the subsequent interim period as of April 27, 2021, neither the Corporation, nor any party on behalf of the Corporation, consulted with Moss Adams regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the audit opinion that might be rendered regarding the Corporation’s consolidated financial statements, and no written report or oral advice was provided to the Corporation by Moss Adams that was an important factor considered by the Corporation in deciding on any accounting, auditing or financial reporting issue, or (ii) any matter subject to any “disagreement” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

16.1	Letter from HoganTaylor LLP to the Securities and Exchange Commission, dated April 27, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: April 27, 2021	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President